                         UNITED STATES BANKRUPTCY COURT             Exhibit 99.1
                            FOR DISTRICT OF DELAWARE


In re Zany Brainy, Inc.                                         Case No. 01-1749
      -----------------                                                  -------
                                         Reporting Period: Fiscal September 2001
                                                           ---------------------
                                                           (September 2, 2001 to
                                                           ---------------------
                                                           October 6, 2001)
                                                           ---------------


                            MONTHLY OPERATING REPORT
                File with Court and submit copy to United States
                   Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.


                                                                                         Document  Explanation
REQUIRED DOCUMENTS                                                           Form No.    Attached    Attached
Schedule of Cash Receipts and Disbursements                              MOR-1               Yes          No
     Bank Reconciliation (or copies of debtor's bank reconciliations)    MOR-1 (CON'T)       Yes          No
     Copies of bank statements                                                               Yes          No
     Cash disbursements journals                                                             Yes          No
Statement of Operations                                                  MOR-2               Yes          No
Balance Sheet                                                            MOR-3               Yes          No
Status of Postpetition Taxes                                             MOR-4               Yes          No
    Copies of IRS Form 6123 or payment receipt                                               No           No
    Copies of tax returns filed during reporting period                                      No           No
Summary of Unpaid Postpetition Debts                                     MOR-4               Yes          No
    Listing of aged accounts payable                                                         Yes          No
Accounts Receivable Reconciliation and Aging                             MOR-5               Yes          No
Debtor Questionnaire                                                     MOR-5               Yes          No

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

---------------------------------------
Signature of Debtor                                      Date


---------------------------------------
Signature of Joint Debtor                                Date


---------------------------------------
Signature of Authorized Individual*                      Date

John Reilly                                       President
-----------                                       ---------
Printed Name of Authorized Individual             Title of Authorized Individual


*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                        FORM MOR

                                                                                        BANK ACCOUNTS
                                                   OPER.           PAYROLL            TAX         OTHER (1)     OTHER (2)
CASH BEGINNING OF MONTH                       $  (8,218,412)     $    (688,387)    $        --   $   895,392   $  596,073

RECEIPTS

CASH SALES
ACCOUNTS RECEIVABLE
LOANS AND ADVANCES
SALE OF ASSETS
OTHER (ATTACH LIST)
TRANSFERS (FROM DIP ACCTS)

    TOTAL RECEIPTS                            $          --      $          --     $        --   $        --   $       --

DISBURSEMENTS
NET PAYROLL
PAYROLL TAXES
SALES, USE, & OTHER TAXES
INVENTORY PURCHASES
SECURED/ RENTAL/ LEASES
INSURANCE                                               3.0                          1,514,947
ADMINISTRATIVE                                         17.2                          3,376,433
SELLING
OTHER (ATTACH LIST)                                     0.2                         38,977,138

OWNER DRAW *
TRANSFERS (TO DIP ACCTS)
TRANSFERS TO TRUST ACCT
PROFESSIONAL FEES
U.S. TRUSTEE QUARTERLY FEES
COURT COSTS
TOTAL DISBURSEMENTS                           $        20.4      $          --     $        --   $        --   $       --

NET CASH FLOW                                 $       (20.4)     $          --     $        --   $        --   $       --

(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH                           $       190.4      $          --     $        --   $        --   $       --

                                                                     CURRENT MONTH              CUMULATIVE FILING TO DATE
                                              OTHER (3)          ACTUAL       PROJECTED         ACTUAL          PROJECTED
CASH BEGINNING OF MONTH                       $  509,000     $  (6,906,335)                    $   1,664,107

RECEIPTS
CASH SALES                                                                                        27,973,132
ACCOUNTS RECEIVABLE                                                                               58,954,319
LOANS AND ADVANCES                                                                                        --
SALE OF ASSETS                                                                                            --
OTHER (ATTACH LIST)                                                                               43,201,331
TRANSFERS (FROM DIP ACCTS)                                                                       100,790,374

    TOTAL RECEIPTS                           $       --     $          --                      $ 230,919,156   $      --

DISBURSEMENTS
NET PAYROLL                                                             --                        11,804,284
PAYROLL TAXES                                                           --                         4,573,861
SALES, USE, & OTHER TAXES                                               --                         5,544,128
INVENTORY PURCHASES                                                     --                        49,625,547
SECURED/ RENTAL/ LEASES                                                 --                        18,681,725
INSURANCE                                                                3                         1,514,947
ADMINISTRATIVE                                                          17                         3,376,433
SELLING                                                                 --                         9,720,975
OTHER (ATTACH LIST)                                                      0                        38,977,138
                                                                        --                         7,527,511
                                                                        --                                --
OWNER DRAW *
TRANSFERS (TO DIP ACCTS)                                                --                        86,977,820
TRANSFERS TO TRUST ACCT                                                 --                         1,154,000
PROFESSIONAL FEES                                                       --                                --
U.S. TRUSTEE QUARTERLY FEES                                             --                            11,250
COURT COSTS                                                             --                                --
TOTAL DISBURSEMENTS                           $       --                20                     $ 239,489,618

NET CASH FLOW                                 $       --     $         (20)                    $  (8,570,462)

(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH                           $       --     $       190.4                     $       190.4

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE


                     THE FOLLOWING SECTION MUST BE COMPLETED

DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES: (FROM CURRENT
                                                           MONTH ACTUAL COLUMN)

TOTAL DISBURSEMENTS
   LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS
   PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow accounts)
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES

In re Zany Brainy, Inc.                  Case No. 01-1749
      -----------------                           -------
                         Debtor

Reporting Period: Fiscal September 2001 (September 2, 2001 to October 6, 2001)
                  -----------------------------------------------------------

                              BANK RECONCILIATIONS

                          Continuation Sheet for MOR-1

A bank reconciliation must be included for each bank account. The debtor's bank reconciliation may be substituted for this page.

                                               Operating              Payroll                 Tax                  Other
                                         #                     #                      #                    #
BALANCE PER BOOKS

BANK BALANCE
(+) DEPOSITS IN TRANSIT (ATTACH LIST)
(-)  OUTSTANDING CHECKS (ATTACH LIST)                   SEE RECONCILIATIONS ATTACHED.
OTHER (ATTACH EXPLANATION)
ADJUSTED BANK BALANCE *
* Adjusted bank balance must equal
    balance per books

DEPOSITS IN TRANSIT                        Date       Amount     Date       Amount      Date       Amount      Date       Amount







CHECKS OUTSTANDING                         Ck. #      Amount     Ch. #      Amount      Ck. #      Amount      Ck. #      Amount


OTHER

                                                              FORM MOR-1 (CON'T)
                                                                          (9/99)

In re Zany Brainy, Inc.                  Case No. 01-1749
      -----------------                           -------
                       Debtor
Reporting Period: Fiscal September 2001 (September 2, 2001 to October 6, 2001)
                  -----------------------------------------------------------

                             STATEMENT OF OPERATIONS
                               (Income Statement)
                                     (000s)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognizes revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

                                                                                                  Cumulative
REVENUES                                                                            Month       Filing to Date
Gross Revenues                                                                     $         -  $    87,674.9
Less: Returns and Allowances                                                                 -       (5,076.7)
                                                                                   -----------    -----------
Net Revenue                                                                        $         -    $  82,598.2
COST OF GOODS SOLD
Beginning Inventory                                                                          -      105,333.3
Add: Purchases                                                                               -       52,360.7
Add: Cost of Labor                                                                           -              -
Add: Other Costs (attach schedule)                                                           -              -
Less: Ending Inventory                                                                       -      104,755.7
                                                                                   -----------    -----------
Cost of Goods Sold                                                                           -       52,938.4
                                                                                   -----------    -----------
Gross Profit                                                                       $         -    $  29,659.8

OPERATING EXPENSES
Advertising                                                                                  -        5,003.1
Auto and Truck Expense                                                                       -              -
Bad Debts                                                                                    -           (1.1)
Contributions                                                                                -              -
Employee Benefits Programs                                                                   -        1,961.1
Insider Compensation*                                                                        -          225.4
Insurance                                                                                  7.5          284.3
Management Fees/Bonuses                                                                      -           73.4
Office Expense                                                                               -           22.3
Pension & Profit-Sharing Plans                                                               -              -
Repairs and Maintenance                                                                      -          905.4
Rent and Lease Expense                                                                       -       13,515.8
Salaries/Commissions/Fees                                                                  3.6       15,050.8
Supplies                                                                                   0.2        1,044.6
Taxes - Payroll                                                                              -        1,144.6
Taxes - Real Estate                                                                          -        1,720.1
Taxes - Other                                                                                -           82.6
Travel and Entertainment                                                                     -          477.5
Utilities                                                                                    -        2,222.3
Other (attach schedule)                                                                    2.6       19,896.2
                                                                                   -----------    -----------
Total Operating Expenses Before Depreciation                                              13.8       63,628.3
Depreciation/Depletion/Amortization                                                          -        4,833.0
                                                                                   -----------    -----------
Net Profit (Loss) Before Other Income & Expenses                                   $     (13.8)   $ (38,801.5)

OTHER INCOME AND EXPENSES
Other Income (attach schedule)                                                               -              -
Interest Expense                                                                             -        5,696.6
Other Expense (attach schedule)                                                              -        3,549.8
                                                                                   -----------    -----------
Net Profit (Loss) Before Reorganization Items                                      $     (13.8)   $ (48,047.9)

REORGANIZATION ITEMS
Professional Fees                                                                        124.5        3,986.5
U. S. Trustee Quarterly Fees                                                                 -              -
Interest Earned on Accumulated Cash from Chapter 11 (see continuation sheet)                 -              -
Gain (Loss) from Sale of Equipment                                                           -              -
Other Reorganization Expenses (attach schedule)                                           12.5           12.5
                                                                                   -----------    -----------
Total Reorganization Expenses                                                            137.0        3,999.0
Income Taxes                                                                                 -              -
                                                                                   -----------    -----------
Net Profit (Loss)                                                                  $    (150.8)   $ (52,046.9)
                                                                                   ===========    ===========

*"Insider" is defined in 11 U.S.C. Section 101(31).

                                                                      FORM MOR-2
                                                                          (9/99)

In re Zany Brainy, Inc.                  Case No. 01-1749
      -----------------                           -------
                        Debtor

Reporting Period: Fiscal September 2001 (September 2, 2001 to October 6, 2001)
                  -----------------------------------------------------------

                  STATEMENT OF OPERATIONS - continuation sheet
                                     (000s)

                                                                  Cumulative
BREAKDOWN OF "OTHER" CATEGORY                           Month   Filing to Date
Other Costs
Accounting Fees                                         $   -     $   210.8
Armored Car Fees                                            -         153.6
Bank Service Charges                                      0.2         172.4
Budget Contingency                                          -           5.2
Company Meetings and Functions                              -          41.0
Conferences & Conventions                                   -          26.4
Consulting Fees                                             -          52.0
Credit Card Fees                                            -       1,163.1
Employee Relocation                                         -          24.6
Freight/Postage/Shipping                                    -       1,614.1
Inventory Fees                                              -         119.7
Inventory Adjustments                                       -      14,432.8
Legal Fees                                                  -          37.2
Miscellaneous                                               -       1,567.8
Other                                                       -          65.6
Other Professional Fees                                     -          60.4
Payroll Processing Fees                                   2.4          79.2
Recruiting                                                  -          71.7
Temporary Services                                          -          86.9
Unicap Adjustment/Other                                     -         (92.5)
Training                                                    -           4.2
                                                        -----     ---------

                                                        $ 2.6     $19,896.1
                                                        =====     =========

Other Operational Expenses
None


Other Income
None


Other Expenses
Royalty Expense                                         $   -     $ 3,549.8
                                                        -----     ---------

                                                        $   -     $ 3,549.8
                                                        =====     =========
Other Reorganization Expenses
Bankruptcy Services, LLC                                $12.5
                                                        -----

                                                        -----
                                                        $12.5
                                                        =====

Reorganization Items - Interest Earned on Accumulated Cash from Chapter 11:
Interest earned on cash accumulated during the chapter 11 case, which would not have been earned but for the bankruptcy proceeding, should be reported as a reorganization item.

                                                              FORM MOR-2 (CON'T)
                                                                          (9/99)

In re Zany Brainy, Inc.                  Case No. 01-1749
      -----------------                           -------
                        Debtor           Reporting Period: Fiscal September 2001
                                                           ---------------------
                                          (September 2, 2001 to October 6, 2001)
                                          --------------------------------------

                                  BALANCE SHEET
                                     (000s)

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

                                                                               BOOK VALUE AT END OF         BOOK VALUE ON
                              ASSETS                                         CURRENT REPORTING MONTH        PETITION DATE
CURRENT ASSETS
Unrestricted Cash and Equivalents                                             $               210.8      $          1,676.0
Restricted Cash and Cash Equivalents (see continuation sheet)                                     -                   407.0
Accounts Receivable (Net)                                                                         -                 2,117.0
Notes Receivable                                                                            8,300.0                       -
Inventories                                                                                 1,600.0                98,650.4
Prepaid Expenses                                                                                  -                 3,885.0
Professional Retainers                                                                            -                       -
Other Current Assets (attach schedule)                                                      4,675.0                       -
                                                                              ---------------------      ------------------
TOTAL CURRENT ASSETS                                                          $            14,785.8      $        106,735.4

PROPERTY AND EQUIPMENT
Real Property and Improvements                                                                    -                       -
Machinery and Equipment                                                                           -                36,010.7
Furniture, Fixtures and Office Equipment                                                          -                48,695.2
Leasehold Improvements                                                                            -                38,014.0
Vehicles                                                                                          -
Less Accumulated Depreciation                                                                     -               (60,291.0)
                                                                              ---------------------      ------------------
TOTAL PROPERTY & EQUIPMENT                                                    $                   -      $         62,428.9

OTHER ASSETS
Loans to Insiders*                                                                                -                       -
Other Assets (attach schedule)                                                                    -                 1,391.0
                                                                              ---------------------      ------------------
TOTAL OTHER ASSETS                                                            $                   -      $          1,391.0

TOTAL ASSETS                                                                  $            14,785.8      $        170,555.3
                                                                              =====================      ==================

                                                                               BOOK VALUE AT END OF         BOOK VALUE ON
                   LIABILITIES AND OWNER EQUITY                              CURRENT REPORTING MONTH        PETITION DATE
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
Accounts Payable                                                                                  -                       -
Taxes Payable (refer to FORM MOR-4)                                                               -                       -
Wages Payable                                                                                     -                       -
Notes Payable                                                                                     -                       -
Rent / Leases - Building/Equipment                                                                -                       -
Secured Debt / Adequate Protection Payments                                                       -                       -
Professional Fees                                                                                 -                       -
Amounts Due to Insiders*                                                                          -                       -
Other Postpetition Liabilities (attach schedule)                                                  -                       -
                                                                              ---------------------      ------------------
TOTAL POSTPETITION LIABILITIES                                                $                   -      $                -

LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
Secured Debt                                                                                      -                46,404.0
Priority Debt                                                                                     -                   953.0
Unsecured Debt                                                                            246,295.2               253,801.0
                                                                              ---------------------      ------------------
TOTAL PRE-PETITION LIABILITIES                                                $           246,295.2      $        301,158.0

TOTAL LIABILITIES                                                             $           246,295.2      $        301,158.0
OWNER EQUITY
Capital Stock                                                                                 323.1                   323.0
Additional Paid-In Capital                                                                145,336.3               145,336.3
Partners' Capital Account                                                                         -                       -
Owner's Equity Account                                                                            -                       -
Retained Earnings - Pre-Petition                                                          (96,741.9)             (101,365.0)
Retained Earnings - Postpetition                                                          (44,349.3)                      -
Adjustments to Owner Equity (attach schedule)                                            (236,077.7)             (174,897.0)
Postpetition Contributions (Distributions) (Draws) (attach schedule)                              -                       -
                                                                              ---------------------      ------------------
NET OWNER EQUITY                                                              $          (231,509.5)     $       (130,602.7)

TOTAL LIABILITIES AND OWNERS' EQUITY                                          $            14,785.8      $        170,555.3
                                                                              =====================      ==================

*"Insider" is defined in 11 U.S.C. Section 101(31).

                                                                      FORM MOR-3
                                                                          (9/99)

In re Zany Brainy, Inc.                  Case No. 01-1749
      -----------------                           -------
                        Debtor           Reporting Period: Fiscal September 2001
                                                           ---------------------
                                          (September 2, 2001 to October 6, 2001)
                                          --------------------------------------

                          STATUS OF POSTPETITION TAXES
                                     (000s)

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

                                                                Beginning       Amount                                      Ending
                                                                   Tax       Withheld or     Amount     Date   Check No.     Tax
                                                                Liability      Accrued        Paid      Paid    or EFT    Liability
Federal
Withholding                                                     $       -    $         -     $    -                       $       -
FICA-Employee                                                           -              -          -                               -
FICA-Employer                                                           -              -          -                               -
Unemployment                                                            -              -          -                               -
Income                                                                  -              -          -                               -
Other:                                                                  -              -          -                               -
                                                                -----------------------------------                       ---------
   Total Federal Taxes                                          $       -    $         -     $    -                       $       -
State and Local
Withholding                                                     $       -    $         -     $    -                       $       -
Sales                                                                   -              -          -                               -
Excise                                                                  -              -          -                               -
Unemployment                                                            -              -          -                               -
Real Property                                                           -              -          -                               -
Personal Property                                                       -              -          -                               -
Other: NJ Private Disability, NY State Disability, and OPT.             -              -          -                               -
       ----------------------------------------------------
   Total State and Local                                        $       -    $         -     $    -                       $       -
                                                                -----------------------------------                       ---------
Total Taxes                                                     $       -    $         -     $    -                       $       -

                      SUMMARY OF UNPAID POSTPETITION DEBTS
                                    (in 000s)

Attach aged listing of accounts payable.

                                                                                      Number of Days Past Due
                                                                 Current         0-30        31-60      61-90   Over 90     Total
Accounts Payable                                                $       -    $         -     $    -     $  -    $    -    $       -
Wages Payable                                                           -              -          -        -         -            -
Taxes Payable                                                           -              -          -        -         -            -
Rent/Leases-Building                                                    -              -          -        -         -            -
Rent/Leases-Equipment                                                   -              -          -        -         -            -
Secured Debt/Adequate Protection Payments                               -              -          -        -         -            -
Professional Fees                                                       -              -          -        -         -            -
Amounts Due to Insiders*                                                -              -          -        -         -            -
Other:  See listing at MOR 3                                            -              -          -        -         -            -
Other:__________________________                                        -              -          -        -         -            -
                                                                -------------------------------------------------------------------
Total Postpetition Debts                                        $       -    $         -     $    -     $  -    $    -    $       -

Explain how and when the Debtor intends to pay any past-due postpetition debts.

*"Insider" is defined in 11 U.S.C. Section 101(31).

                                                                      FORM MOR-4
                                                                          (9/99)

In re Zany Brainy, Inc.                  Case No. 01-1749
      -----------------                           -------
                        Debtor           Reporting Period: Fiscal September 2001
                                                           ---------------------
                                          (September 2, 2001 to October 6, 2001)
                                          --------------------------------------

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING
                                    (in 000s)

A/R were purchased by The Right Start during the period

Accounts Receivable Reconciliation                                  Amount
Total Accounts Receivable at the beginning of the reporting period     $ 2,410.1
+ Amounts billed during the period                                             -
- Amounts collected during the period                                          -
                                                                       ---------
Total Accounts Receivable at the end of the reporting period           $       -
                                                                       =========

Accounts Receivable Aging                                           Amount
0 - 30 days old                                                        $       -
31 - 60 days old                                                               -
61 - 90 days old                                                               -
91+ days old                                                                   -
                                                                       ---------
Total Accounts Receivable                                                      -
Amount considered uncollectible (Bad Debt)                                     -
                                                                       ---------
Accounts Receivable (Net)                                              $       -
                                                                       =========


                              DEBTOR QUESTIONNAIRE

Must be completed each month                                       Yes      No
1.  Have any assets been sold or transferred outside the normal course of business this reporting period?  If yes, provide
    an explanation below.                                           X
2.  Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If
    yes, provide an explanation below.                                       X
3.  Have all postpetition tax returns been timely filed? If
    no, provide an explanation below.                               X
4.  Are workers compensation, general liability and other
    necessary insurance coverages in effect? If no, provide
    an explanation below.                                           X

Note to #2)

On September 5, 2001, ZB Company, Inc. ("ZBCI"), a wholly-owned subsidiary of The Right Start, Inc. (the "Company"), completed the acquisition of substantially all of the assets of Zany Brainy, Inc. and its affiliates (collectively, "Zany"), including 187 retail stores in 34 states, through a sale of assets and assignment of liabilities pursuant to sections 363 and 365 of the U.S. Bankruptcy Code (the "Zany Acquisition"). As consideration, ZBCI agreed to pay the following: $7.5 million in cash and 1.1 million shares of Common Stock to the Zany estate for the benefit of the unsecured creditors (the cash portion to be paid in three equal installments on December 15, 2001, February 15, 2002 and April 15, 2002); $65.8 million (excluding renewed letters of credit) to the Zany Brainy, Inc. Debtor-in-Possession lender paid at the closing from the proceeds of a Loan and Security Agreement between Wells Fargo Retail Finance, LLC and ZBCI, dated September 5, 2001 (the "ZB Credit Facility"); $4.2 million which was offset by payments due to investors; $2.1 million paid into an escrow at the closing for Zany management retention bonuses; and certain lesser amounts.

                                                                      FORM MOR-5
                                                                          (9/99)

                            Zany Brainy, Inc., et al
                            Case # 01-1744 - #01-1749
                            Schedule of Disbursements
                                 September, 2001

Checks
------

Checks issued prior to the close of Right Start Transaction
-----------------------------------------------------------

       Date       Check #      Amount                          Payee
       ----       -------      ------                          -----

     09/04/01     169146        $  5,814.00      Ceaco
     09/04/01     169147        $ 13,170.36      Curious Toys
     09/04/01     169148        $ 16,748.37      International Playthings, Inc
     09/04/01     169149        $ 20,010.00      Irwin Toy Ltd
     09/04/01     169150        $ 62,469.18      Knowledge Kids Enterprises, In
     09/04/01     169151        $117,000.00      Learning Resources, Inc
     09/04/01     169152        $ 25,233.10      Lights, Camera & Interaction
     09/04/01     169153        $  6,912.00      Mag Nif Inc
     09/04/01     169154        $  4,089.60      Maxim Enterprises
     09/04/01     169155        $ 24,596.64      Munchkin, Inc.
     09/04/01     169156        $ 14,738.14      Natural Science Industries
     09/04/01     169157        $  3,032.64      Nordevco, Inc
     09/04/01     169158        $  3,015.00      Palmer Paint Products Inc
     09/04/01     169159        $  9,478.00      Smartees, Inc.
     09/04/01     169160        $ 38,246.26      Sport Fun, Inc
     09/04/01     169161        $ 21,951.66      Trophy Music Co
     09/04/01     169162        $ 11,247.12      United California Factors
     09/04/01     169163        $  4,158.00      Capelli Of New York
     09/04/01     169164        $ 20,583.91      Publications International Ltd
     09/04/01     169165        $    250.00      Chris Basler
     09/04/01     169166        $  8,615.10      Flonetwork
     09/04/01     169167        $120,005.96      Pa Dept Of Revenue
     09/04/01     169307        $134,594.73      Learning Curve Toys, Llc
     09/05/01     169169        $  3,619.20      Basic Fun
     09/05/01     169170        $ 27,930.00      Binary Arts
     09/05/01     169171        $ 10,080.00      Encore Software
     09/05/01     169172        $ 41,562.42      Idea Nuova
     09/05/01     169173        $ 38,880.00      Insect Lore Products
     09/05/01     169174        $    300.74      Kids Ii, Inc
     09/05/01     169175        $ 13,435.92      Lauri Inc
     09/05/01     169176        $ 12,582.00      Poof / James Industries
     09/05/01     169177        $ 68,650.40      Spin Master Toys
     09/05/01     169178        $  1,968.46      Us Playing Cards
     09/05/01     169179        $    140.00      A-Clean Window Cleaning
     09/05/01     169180        $    217.21      Abco Fire Protection Inc.
     09/05/01     169181        $     37.50      Academy Fire Protection
     09/05/01     169182        $     78.40      Access School
     09/05/01     169183        $    864.71      Adt Security Services
     09/05/01     169184        $     19.34      Aei Music Network, Inc

                            Zany Brainy, Inc., et al
                            Case #01-1744 - #01-1749
                           Schedule of Disbursements
                                September, 2001

     09/05/01      169185            $   8,667.71 Allen Screen And Digital Print
     09/05/01      169186            $     216.69 Ameritech-Il
     09/05/01      169187            $     184.79 April Hennessey
     09/05/01      169188            $     134.73 Arthritis Foundation
     09/05/01      169189            $   1,200.00 At&T
     09/05/01      169190            $     780.81 Avm Office Coffee Services
     09/05/01      169191            $      64.00 Bearcat Phone & Security
     09/05/01      169192            $      10.16 Black Forest School
     09/05/01      169193            $      57.00 Books Pals/Sag Foundation
     09/05/01      169194            $      19.36 Brodart
     09/05/01      169195            $   1,356.80 Bsb Bank & Trust
     09/05/01      169196            $      52.76 Children At Risk Today
     09/05/01      169197            $      66.40 Childs Play Early Learning
     09/05/01      169198            $       6.38 Cinergy/Cg&E
     09/05/01      169199            $     185.48 Citicorp Vendor Finance, Inc.
     09/05/01      169200            $     129.53 City Of Aurora
     09/05/01      169201            $     115.72 City Of Brentwood
     09/05/01      169202            $      70.13 City Of Planation
     09/05/01      169203            $     150.00 Cleanway L S Inc.
     09/05/01      169204            $     636.99 Comfort For Kids
     09/05/01      169205            $  20,698.11 Comptroller Of Public Accounts
     09/05/01      169206            $  56,954.71 Coresource,Inc.
     09/05/01      169207            $     198.15 Corporate Source
     09/05/01      169208            $     424.28 Craig 'N Company
     09/05/01      169209            $     344.00 David Cutler Industries
     09/05/01      169210            $     479.04 David E Young
     09/05/01      169211            $   1,714.16 David Larson
     09/05/01      169212            $     200.31 Dealila Va Soccer Club
     09/05/01      169213            $      67.80 Desert Sun Child Development C
     09/05/01      169214            $      30.00 Doug Belden, Tax Collector
     09/05/01      169215            $      26.35 Duffy'S
     09/05/01      169216            $   2,917.48 Elaine Mcclelland
     09/05/01      169217            $  20,778.46 Environmental Waste Solutions,
     09/05/01      169218            $     300.00 Facility Maintenance Services
     09/05/01      169219            $   1,950.42 Federal Express Corp
     09/05/01      169220            $     234.25 Finn Power Inc
     09/05/01      169221            $   1,880.69 Fpl Florida Power & Light Co
     09/05/01      169222            $     519.70 Frontier Communications
     09/05/01      169223            $     123.94 Girl Scout #722
     09/05/01      169224            $      73.98 Girl Scout Troop #514
     09/05/01      169225            $     196.97 Girl Scout Troop #583
     09/05/01      169226            $     963.76 Goodman/Landmark One
     09/05/01      169227            $     560.60 Great Bear
     09/05/01      169228            $     131.36 Hayden Electric Contract

                            Zany Brainy, Inc., et al
                            Case #01-1744 - #01-1749
                            Schedule of Disbursements
                                 September, 2001

     09/05/01      169229        $     91.32 Hinckley Spring Water Company
     09/05/01      169230        $    248.63 Hylan Electrical Contracting
     09/05/01      169231        $     43.47 Hylton Crew Boosters Club
     09/05/01      169232        $    120.00 Idmr Institute Of Divine Meta
     09/05/01      169233        $    376.75 Inacomp Computer Systems
     09/05/01      169234        $  3,712.51 Iron Mountain
     09/05/01      169235        $     37.20 James Miller
     09/05/01      169236        $    753.23 Jason Newburger
     09/05/01      169237        $     51.76 Juvenile Diabetes Research Fd
     09/05/01      169238        $     49.80 Kelly Trujillo
     09/05/01      169239        $  7,645.36 Kforce.Com (Atlanta,Ga)
     09/05/01      169240        $    313.20 Kimberly Willis Holt
     09/05/01      169241        $     60.48 Knoxville Area Rescue Mission
     09/05/01      169242        $  1,465.19 Knoxville Utilities Board
     09/05/01      169243        $ 38,696.94 Lehigh Cadillac Direct
     09/05/01      169244        $    391.37 Lipa Long Island Power Authori
     09/05/01      169245        $    150.00 Lou Natale
     09/05/01      169246        $  2,962.70 Mackin & Dowd Design, Inc
     09/05/01      169247        $    362.98 March Of Dimes
     09/05/01      169248        $    194.40 Maureen Moffit
     09/05/01      169249        $    636.04 Max International
     09/05/01      169250        $ 17,548.80 Mbs/Multimode, Inc.
     09/05/01      169251        $    292.04 Mcallion Staffing Specialists
     09/05/01      169252        $  1,458.34 Metro Door Romet Mfg Inc.
     09/05/01      169253        $ 13,677.54 Metro Tech Service Corp
     09/05/01      169254        $     21.47 Michael'S Deli
     09/05/01      169255        $  1,443.45 Mid-Atlantic Security,Inc
     09/05/01      169256        $    287.17 Middle Tennessee Industrial Ti
     09/05/01      169257        $    216.70 Mile High Down Syndrome Assn
     09/05/01      169258        $    330.34 Minolta Business Solutions
     09/05/01      169259        $    191.00 Moms Club
     09/05/01      169260        $      7.80 Moms Club Arrowhead Ranch
     09/05/01      169261        $     16.80 Moms Club Of Arrowhead Ranch W
     09/05/01      169262        $     24.81 Moms Club Of Custaic
     09/05/01      169263        $     33.46 Nancy Belgarde
     09/05/01      169264        $    418.46 New Heart Society
     09/05/01      169265        $    658.84 Nora Essawi
     09/05/01      169266        $     56.71 Omar Aziz
     09/05/01      169267        $  4,318.89 Pacific Gas & Electric Co
     09/05/01      169268        $     71.46 Parents As Teachers
     09/05/01      169269        $     69.41 Patricia Burns
     09/05/01      169270        $    125.00 Penn Security Co
     09/05/01      169271        $    390.91 Pitney Bowes Credit Corp
     09/05/01      169272        $    117.39 Poland Spring

                            Zany Brainy, Inc., et al
                            Case #01-1744 - #01-1749
                            Schedule of Disbursements
                                 September, 2001

    09/05/01            169273      $  1,459.51 Powercon, Inc
    09/05/01            169274      $     37.44 Project Hope
    09/05/01            169275      $    968.57 R Griffith Assoc, Inc
    09/05/01            169276      $  1,345.63 Randstad
    09/05/01            169277      $  2,012.00 Randy Hall
    09/05/01            169278      $  4,530.09 Relizon
    09/05/01            169279      $    300.00 Remco Energy
    09/05/01            169280      $    585.65 Revere Suburban Realty Corp.
    09/05/01            169281      $  1,500.00 Ron Tepner-Petty Cash
    09/05/01            169282      $    200.75 Roto-Rooter-Cincinnati
    09/05/01            169283      $ 14,989.36 Royal & Sunalliance
    09/05/01            169284      $ 22,916.50 Rpe Outsourcing, Llc
    09/05/01            169285      $     37.57 Sfi
    09/05/01            169286      $     39.41 Sharon Demartinis
    09/05/01            169287      $  7,885.50 Siemens Enterprise Networks,Ll
    09/05/01            169288      $    363.00 Sonitrol Of Greater Washington
    09/05/01            169289      $     98.40 Sonitrol Of Long Beach
    09/05/01            169290      $    255.00 Storage Enterprises Inc.
    09/05/01            169291      $    102.11 Supporters Of Gymnastic Dreams
    09/05/01            169292      $     36.81 T&R Exterminators
    09/05/01            169293      $      2.00 Tablecloth
    09/05/01            169294      $  2,393.20 Telespectrum Worldwide, Inc.
    09/05/01            169295      $    293.70 Tracy Phillips
    09/05/01            169296      $  1,771.00 Trout Fishing In America
    09/05/01            169297      $     71.34 Usrefresh
    09/05/01            169298      $    412.94 Vital Records Inc.
    09/05/01            169299      $    345.88 Volunteer Packaging,Inc
    09/05/01            169300      $     35.57 W John Coats
    09/05/01            169301      $    623.40 Waytek
    09/05/01            169302      $  2,624.14 Winchester Center Llc
    09/05/01            169303      $  1,480.33 Xcel Energy
    09/05/01            169304      $     61.48 Zap Pest Control
    09/05/01            169305      $  2,679.21 4Comm Inc.
    09/05/01            169306      $    874.50 Emerson Radio Corp
    09/05/01            169308      $  3,524.61 California State Board Of Equa
    09/05/01            169309      $  2,161.65 Comptroller Of Public Accounts
    09/05/01            169310      $  3,122.14 Illinois Department Of Revenue
    09/05/01            169311      $  7,529.07 New Jersey Sales & Use Tax
    09/05/01            169312      $  4,243.75 New York State Sales Tax
    09/05/01            169313      $  7,733.13 Pa Department Of Revenue
    09/05/01            169314      $  1,316.09 Tennessee Depart Of Revenue
    09/05/01            169315      $  1,162.93 Virginia Dept Of Taxation
    09/05/01            169316      $  4,055.67 Wild Planet
    09/05/01            169317      $ 21,036.60 Ertl Racing Champions

                            Zany Brainy, Inc., et al
                            Case #01-1744 - #01-1749
                           Schedule of Disbursements
                                September, 2001

     09/05/01       169318           $465,748.66 Fisher Price
     09/05/01       169319           $17,567.05  Golden Books Publishing Group
     09/05/01       169320           $266,990.98 K'Nex Industries, Inc
     09/05/01       169321           $363,740.53 Lego Systems, Inc
     09/05/01       169322           $196,350.00 Little Tikes
     09/05/01       169323           $55,590.00  Mattel Sales Corp.
     09/05/01       169324           $101,412.00 P & M Products Usa
     09/05/01       169325           $123,740.32 Pleasant Company
     09/05/01       169326           $182,490.00 Publications International Ltd
     09/05/01       169327           $231,062.86 Random House, Inc
     09/05/01       169328           $7,176.00   Warren Industries Inc.
     09/05/01       169329           $223,403.78 Wild Planet
     09/05/01       169330           $63,776.80  Workman Publishing Co
     09/05/01       169331           $21,648.00  Playmobil Usa, Inc
     09/05/01       169332           $29,033.45  Pa Dept Of Revenue
     09/05/01       169333           $20,000.00  Ballard Spahr Andrews &
     09/05/01       169334           $60,481.14  Virginia Dept Of Taxation
     09/05/01       169335           $70,984.69  Virginia Dept Of Taxation

Checks issued after the close of Right Start Transaction
--------------------------------------------------------

       Date         Check #       Amount                             Payee
       ----         -------       -----                              -----

     09/10/01       Bank Debit       $235.85     First Union
     09/27/01         1001           $12,500.00  ZBCo
     09/27/01         1002           $2,975.33   AON Insurance
     10/05/01         1003           $169.23     John Reilly




  Wire Transfers
  --------------

Wire Transfers issued prior to the close of Right Start Transaction
--------------------------------------------------------------------

       Date                       Amount                             Payee
       ----                       ------                             -----

     09/04/01                        $54.17      USPS
     09/04/01                        $291,808.50 TSL
     09/04/01                        $132,000.00 Merch Wire
     09/04/01                        $585,132.54 Wells Fargo
     09/04/01                        $884,825.23 Expense Wire
     09/05/01                        $998,529.62 Wells Fargo
     09/05/01                        $133.69     USPS

                            Zany Brainy, Inc., et al
                            Case #01-1744 - #01-1749
                           Schedule of Disbursements
                                September, 2001

Wire Transfers after the close of Right Start Transaction
----------------------------------------------------------

       Date                           Amount                           Payee
       ----                           ------                           -----

     09/07/01                           $4,500.00 United Insurance


                                  -----------------------
Total All Disbursements                  $6,675,618.20
                                  =======================